                                                                   EXHIBIT 24.1

                                POWER OF ATTORNEY

         Each director and/or officer of Acorn Products, Inc. (the "Corporation") whose signature appears below hereby appoints A. Corydon Meyer and John Jacob as the undersigned's attorneys or either of them individually as the undersigned's attorney, to sign, in the undersigned's name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended July 30, 1999, and likewise to sign and file with the Commission any and all amendments to the Form 10-K, and the Corporation hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Form 10-K and any amendments thereto granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or the undersigned's substitute may do by virtue hereof.

         IN WITNESS WHEREOF, we have hereunto set our hands this 1st day of November, 1999.



SIGNATURE                                   TITLE

     /s/ A. Corydon Meyer                   President, Chief Executive Officer, and Director
     --------------------------------       (Principal Executive Officer)
     A. Corydon Meyer


     /s/ John Jacob                         Vice President and Chief Financial Officer
     --------------------------------       (Principal Financial Officer)
     John Jacob


     /s/ L.B. Dove, II                      Chief Accounting Officer
     --------------------------------       (Principal Accounting Officer)
     L.B. Dove, II


     /s/ William W. Abbott                  Chairman
     --------------------------------
     William W. Abbott


     /s/ Matthew S. Barrett                 Director
     --------------------------------
     Matthew S. Barrett


     /s/ Stephen A. Kaplan                  Director
     --------------------------------
     Stephen A. Kaplan


     /s/ John I. Leahy                      Director
     --------------------------------
     John I. Leahy